UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2009

TRIMAX CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada

0-32479

                  76-0616468

(State or other jurisdiction

(Commission File Number)

 (IRS Employer Identification No.)

of incorporation)

1500  East Tropicana Avenue, Suite 100, Las Vegas Nevada 89119

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (888) 678-9446

2 Lombard St, Suite204,, Toronto Ontario, M5C-1M1

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 2, 2009, Mr. Robert S. Stewart was elected a Director of the Company. Mr. Stewart has been Chairman and Chief Executive Officer of Interop A.G., a private company, since 1976. He graduated from the University of Manitoba in 1968 with a B.A. as a Political Economist.

Effective April 2, 2009, the Company accepted the voluntary resignation of Robert Vivacqua from his position as President and Director of the Company.  Robert Stewart was appointed to fill the vacancy as President, Secretary, Treasurer and Chief Executive Officer of the Company.

The SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION

Date: April 2, 2009                             _____/s/ Robert Sandford Stewart_________

                                                               Robert Sandford Stewart, President